                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
                                      [ ]  CONFIDENTIAL, FOR USE OF THE
[ ] Preliminary proxy Statement            COMMISSION ONLY (AS PERMITTED BY RULE
[X] Definitive proxy Statement             14a-6(e)(2)).
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                HNC SOFTWARE INC.
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                               [HNC SOFTWARE LOGO]



                                 April 18, 2001

To Our Stockholders:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of HNC Software Inc. to be held at HNC's worldwide headquarters located at 5935 Cornerstone Court West, San Diego, California, on Monday, May 21, 2001, at 10:00 a.m., local time.

The matters on the agenda for the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Charles H. Gaylord, Jr. will leave our board of directors after the meeting. We want to express our appreciation to Charley for his six years of valued service as a director of HNC.

Please use this opportunity to take part in HNC's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE BEFORE THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We hope to see you at the meeting.

                                           Sincerely,

                                           /s/ John Mutch

                                           John Mutch
                                           President and Chief Executive Officer

                                HNC SOFTWARE INC.
                           5935 CORNERSTONE COURT WEST
                           SAN DIEGO, CALIFORNIA 92121

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------

To our stockholders:

The 2001 annual meeting of stockholders of HNC Software Inc. will be held at our worldwide headquarters at 5935 Cornerstone Court West, San Diego, California, on Monday, May 21, 2001, at 10:00 a.m., local time.

At the meeting, you will be asked to consider and vote upon the following matters:

    1. The election of five directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. At the meeting, our board of directors intends to present the following nominees for election as directors:

                  Edward K. Chandler                 David Y. Chen
                  Thomas F. Farb                     John Mutch
                  Alex W. Hart

    2. A proposal to approve our 2001 Equity Incentive Plan covering 1,400,000 shares of common stock.

    3. A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for 2001.

    4. Any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

These items of business are more fully described in the attached proxy statement. Only stockholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                          By Order of the Board of Directors

                                          /s/ Kenneth J. Saunders

                                          Kenneth J. Saunders
                                          Chief Financial Officer and Secretary
San Diego, California
April 18, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                HNC SOFTWARE INC.
                           5935 CORNERSTONE COURT WEST
                        SAN DIEGO, CALIFORNIA 92121-3728


                                 PROXY STATEMENT

                      ------------------------------------

                                 APRIL 18, 2001

The accompanying proxy is solicited on behalf of the board of directors of HNC Software Inc., a Delaware corporation, for use at the 2001 annual meeting of stockholders to be held at our worldwide headquarters at 5935 Cornerstone Court West, San Diego, California, on Monday, May 21, 2001, at 10:00 a.m., local time. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about April 18, 2001. An annual report for 2000 is enclosed with this proxy statement.

RECORD DATE; QUORUM

Only holders of record of common stock at the close of business on April 2, 2001 will be entitled to vote at the meeting. At the close of business on the record date, we had 34,589,606 shares of common stock outstanding and entitled to vote.

The presence at the meeting, in person or by proxy, of a majority of the shares outstanding on the record date will constitute a quorum for the transaction of business. Broker non-votes will be counted in determining whether or not a quorum is present at the meeting.

VOTING RIGHTS; REQUIRED VOTE

Stockholders are entitled to one vote for each share held as of the record date. Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Approval of each of proposals number 2 and number 3 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on those proposals. Negative votes will not affect the outcome of the election of directors. The inspector of elections appointed for the meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes for each proposal.

VOTING OF PROXIES

The proxy sent with this proxy statement is solicited on behalf of the board of directors. We ask all stockholders to complete, date and sign the proxy and promptly return it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions you designate in the proxy. Returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" that proposal. In the case of the election of directors, proxies that give no instructions as to how they should be voted will be counted as voted "for" election to the board of all the nominees presented by the board.

If we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. The proxy holders would be entitled to vote shares represented by signed proxies in favor of adjournment.

HNC will pay the expenses of soliciting the proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph or in person. After the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We reimburse those record holders for their reasonable expenses if they ask us

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

to do so. We have retained Georgeson Shareholder Communications, an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $6,000 plus reimbursement of reasonable expenses.

REVOCABILITY OF PROXIES

A stockholder may revoke a proxy at any time before it is voted. A proxy may be revoked by signing and returning a proxy with a later date, by delivering a written notice of revocation to HNC stating that the proxy is revoked or by attending the meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting.

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

                              ELECTION OF DIRECTORS

At the meeting, stockholders will elect directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified or until the director's earlier resignation, death or removal. The board currently consists of six directors, five of whom are nominated for reelection at the meeting. Charles H. Gaylord, Jr. is not standing for reelection. The board amended the bylaws to reduce the authorized number of directors to five, effective upon the expiration of Mr. Gaylord's term as a director. However, HNC is considering the addition of one or more new outside directors later in 2001. Although we have identified potential candidates, we have not concluded our search. If new directors are selected, the board will amend the bylaws to increase the authorized number of directors and appoint the new directors to fill the resulting vacancies.

Shares represented by the accompanying proxy will be voted "for" the election of the five nominees recommended by the board unless the proxy is marked to withhold authority to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS/NOMINEES

The table below presents information about the nominees for director.


                                                                                                            DIRECTOR
NAME OF DIRECTOR                    AGE     PRINCIPAL OCCUPATION                                              SINCE
----------------                    ---     --------------------                                            ---------
John Mutch ...................       44     President and Chief Executive Officer, HNC Software Inc.           1999
Edward K. Chandler(1) ........       43     Managing Director, Graystone Venture Partners, LLC                 1991
Alex W. Hart(2) ..............       60     Independent Consultant to the financial services industry          1998
Thomas F. Farb(1) ............       44     General Partner and Chief Financial Officer, Summit Partners       1987
David Y. Chen ................       41     Chief Executive Officer, GeoTrust, Inc.                            2000

-----
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

John Mutch has been a director of HNC since December 1999. He was appointed President and Chief Executive Officer during December 1999. Mutch joined us in July 1997, serving initially as Vice President, Marketing until September 1998, then as President of HNC Insurance Solutions from September 1998 to October 1999 and as President and Chief Operating Officer from October 1999 to January 2000. He was a founder of MVenture Holdings, Inc., a private equity fund that invests in start-up technology companies, and served as a general partner from June 1994 to July 1997. From December 1986 to June 1997, Mutch held a variety of executive marketing positions with Microsoft Corporation, including Director of Organization Marketing. He holds a bachelor's of science degree in applied economics from Cornell University and a master's degree in business administration from the University of Chicago.

Edward K. Chandler has been a director of HNC since August 1991. Since August 1991, he has been a principal of Prairie Capital Partnership, a venture capital firm. Since July 1996, Chandler has also been a managing director of Graystone Venture Partners, LLC, a venture capital firm. Since August 1999, he has been a managing director of Portage Venture Partners, LLC, a venture capital firm. He holds a bachelor's of arts degree in economics from Yale University and a master's degree in business administration from Harvard University.

Alex W. Hart has been a director of HNC since October 1998. Since November 1997, he has been an independent consultant to the financial services industry. From August 1995 to November 1997, Hart served as Chief Executive Officer of Advanta Corporation, a consumer lending company. From March 1994 to August 1996, Hart served as Executive Vice Chairman of Advanta Corporation. From November 1988 to March 1994, he served as President and Chief Executive Officer of MasterCard International. He also serves as a director of Sanchez Computer Associates Inc., a provider of enterprise banking software, and Global Payments, Inc., a payment services company. He was a director of Retek from November 1999 to December 2000. He holds a bachelor's of arts degree in psychology from Harvard University and

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has completed studies at the Graduate School of Bank Marketing at the University
of Colorado and the Graduate Program for Data Processing Management at Harvard Business School.

Thomas F. Farb has been a director of HNC since November 1987. Since September 1998, he has served as a general partner and the Chief Financial Officer of Summit Partners, L.P., a private investment and management firm. From April 1994 to August 1998, he served as Senior Vice President and Chief Financial Officer of Interneuron Pharmaceuticals, Inc., a publicly-held diversified pharmaceutical company, and as an officer of several of its subsidiaries. From October 1992 to March 1994, Farb served as Vice President of Corporate Development, Chief Financial Officer and Controller of Cytyc Corporation, a medical device and diagnostics company. He also serves as a director of privately-held companies and Redwood Trust, Inc., a California-based publicly-held Real Estate Investment Trust. Farb holds a bachelor's of arts degree in sociology from Harvard University.

David Y. Chen has been a director of HNC since May 2000. Since January 1999, he has served as Chairman and Chief Executive Officer of GeoTrust, Inc., an information services company. Since May 2000, Chen has also been a partner of OVP Venture Partners, a venture capital firm. From December 1993 to January 2000, he served as managing member of The Ascent Group, LLC, a strategic planning and management consulting firm. He also serves as a director of a number of privately-held companies. Chen holds a bachelor's of art degree in biology from the University of California, Berkeley and a master's degree in finance from Northwestern University, Kellogg Graduate School of Management.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

BOARD OF DIRECTORS. During 2000, the Board met 22 times, including telephone conference meetings. No director attended fewer than 75% of the total number of meetings of the board held while he was a director and the total number of meetings held by all committees of the board on which the director served during the time he served. Standing committees of the board include an audit committee, a compensation committee and a nominating committee.

AUDIT COMMITTEE. Chandler and Farb are the current members of the audit committee. The audit committee met four times during 2000. The audit committee meets with our independent accountants to review the adequacy of our internal control systems and financial reporting procedures; reviews the general scope of our annual audit and the fees charged by our independent accountants; reviews and monitors the performance of non-audit services by our auditors; and reviews the fairness of any proposed transaction between HNC and any officer, director or other affiliate of HNC (other than transactions subject to the review of the compensation committee), and after review, makes recommendations to the full board. The audit committee also performs further functions as may be required by any stock exchange or over-the-counter market upon which the HNC common stock may be listed.

COMPENSATION COMMITTEE. Gaylord and Hart are the current members of the compensation committee. During 2000, the compensation committee met eight times. The compensation committee determines compensation for our executive officers other than the Chief Executive Officer, and makes recommendations to the board with respect to the compensation of the Chief Executive Officer. The compensation committee also grants (or delegates authority to grant) options and stock awards under our employee benefit plans, reviews and recommends adoption of stock option and employee benefit plans and amendments of those plans and reviews and determines our general compensation policies.

NOMINATING COMMITTEE. Farb and Hart are the current members of the nominating committee. The nominating committee was appointed in April 2001 and has not met separately from the board. The nominating committee will consider stockholder recommendations for director sent to the nominating committee c/o Kenneth J. Saunders, at HNC's worldwide headquarters.

DIRECTOR COMPENSATION

We reimburse board members for reasonable expenses associated with their attendance at board meetings. We pay Farb a fee of $1,000 for each board meeting he attends. We pay Chen a fee of $2,000 for each board meeting he attends. None of the other board members receives a fee for attending board meetings. Members of the board who are not employees of HNC, or any parent, subsidiary or affiliate of HNC, are eligible to participate in our 1995 Directors Stock Option Plan. Under our directors plan, each eligible director is automatically granted an option for 25,000 shares when the director first joins the board and an option for 10,000 shares annually thereafter as long as the director remains on the board. The option exercise price is set at the fair market value of our common stock on the grant date. During 2000, Chen was granted an option under this plan to purchase 25,000 shares of common stock at a price of $39.25, which was adjusted to an exercise price of $7.64 per share after the spin-off of our former Retek subsidiary. Also during 2000, Chandler, Farb and Gaylord were each granted an option under this plan to purchase 10,000 shares of common stock at a price of $49.625 per share, which was adjusted to an exercise price of $9.66 per share after the spin-off of our former Retek subsidiary. During 2000, Hart was granted an option under this plan to purchase 10,000 shares of common stock at a price of $19.0625 per share. In 2000, we paid a one-time cash bonus to our directors as partial compensation for the change in the intrinsic value of unvested HNC stock options as a result of the Retek spin-off, as follows: Chandler, Farb and Gaylord each received a bonus of $121,219; Hart received a bonus of $110,186; and Chen received a bonus of $164,247.

          THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.


                   APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN

In April 2001, the board adopted, subject to stockholder approval, our 2001 Equity Incentive Plan and reserved a total of 1,400,000 shares of common stock for issuance under the plan. We are now asking the stockholders to approve the plan.

The board believes that the incentive plan is in the best interests of HNC because of our continuing need to provide stock options to attract and retain quality employees in order to remain competitive in the industry. The granting of equity incentives under the incentive plan will play an important role in our efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of personnel is pervasive in high technology industries. The board believes that the incentive plan will provide us with adequate flexibility to ensure that we can continue to meet those goals and facilitate expansion of our employee base.

Below is a summary of the principal provisions of the incentive plan. The summary is qualified in its entirety by reference to the full text of the incentive plan, which may be obtained from HNC. The incentive plan is also on file with the Securities and Exchange Commission and is available at the SEC's website at www.sec.gov.

PURPOSE OF THE INCENTIVE PLAN. The purpose of the incentive plan is to offer employees and other eligible persons an opportunity to participate in HNC's future performance through awards of stock options, restricted stock and stock bonuses.

SHARES SUBJECT TO THE INCENTIVE PLAN. The stock subject to issuance under the incentive plan consists of 1,400,000 shares of authorized but unissued common stock. This number of shares is subject to proportionate adjustment to reflect stock splits, stock dividends, spin-offs and other similar events. We also have shares available for grant under other equity plans. We have reserved a total of 9,337,838 shares of common stock for issuance under our 1995 Equity Incentive Plan from inception of the plan to December 31, 2000, including 237,838 shares that were transferred from our 1987 Stock Option Plan during 1999. At December 31, 2000, a total of 3,637,904 shares had been issued upon the exercise of options granted under the 1995 Equity Incentive Plan, 4,528,148 shares were subject to outstanding options and 1,171,786 shares were available for future grant. We have also reserved a total of 2,980,000 shares of common stock for issuance under our 1998 Stock Option Plan from inception of the plan to December 31, 2000. At December 31, 2000, 764,546 shares had been issued upon the exercise of options granted under the 1998 Stock Option Plan, 1,067,066 shares were subject to outstanding options and 1,148,388 shares were available for future grant. In addition, at December 31, 2000, options to purchase a total of 244,765 shares of common stock were outstanding under option plans that HNC has assumed in connection with acquisitions through December 31, 2000. HNC also has repurchased shares of its common stock during the last two years to minimize stockholder dilution. HNC repurchased a total of 2,266,100 shares of common stock in 1999 and an additional 250,000 shares in April 2000.

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

ELIGIBILITY. Employees, officers, directors, consultants, independent contractors and advisors of HNC (and of any of its subsidiaries and affiliates) are eligible to receive awards under the incentive plan. No participant is eligible to receive more than 500,000 shares of common stock in any calendar year under the incentive plan, other than new employees of HNC (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 700,000 shares in the calendar year in which they start their employment with HNC. As of December 31, 2000, approximately 1,121 persons would have been eligible to participate in the incentive plan.

ADMINISTRATION. The compensation committee of the board administers the incentive plan. The members of the committee are appointed by the board and are "non-employee directors," as defined in Rule 16b-3 under the Securities Exchange Act and "outside directors," as defined for purposes of Section 162(m) of the Internal Revenue Code. The compensation committee currently consists of Charles
H. Gaylord, Jr. and Alex W. Hart.

Subject to the terms of the incentive plan, the compensation committee determines the persons who are to receive options under the incentive plan, the number of shares subject to each option and the terms and conditions of options. The compensation committee has authorized HNC's President and Chief Executive Officer to make option grants to non-officer employees within specified ranges of shares based on the position and grade level for the employee and guidelines established by the compensation committee. The compensation committee also has the authority to construe and interpret any of the provisions of the incentive plan or any awards granted under the incentive plan.

STOCK OPTIONS. The incentive plan permits grants of options that are intended to qualify either as incentive options or nonqualified options. Incentive options may be granted only to employees (including officers and directors who are also employees) of HNC or any parent or subsidiary of HNC. The per share exercise price for each option must be no less than the "fair market value" (as defined in the incentive plan) of a share of our common stock at the time the option is granted. In the case of an incentive option granted to a 10% stockholder, the per share exercise price must be no less than 110% of the fair market value of a share of our common stock at the time the option is granted. Options granted under the incentive plan will have a term of up to ten years. The closing price of HNC common stock on the Nasdaq National Stock Market was $17.125 per share on April 2, 2001.

Participants may pay the exercise price of options granted under the incentive plan as approved by the compensation committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness we owe to the participant; (3) by surrender of shares of HNC common stock, as long as the participant has owned the shares for at least six months and the shares surrendered have a fair market value on the date of surrender equal to the total exercise price of the option;
(4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the participant for services rendered; (6) by a "same-day sale" commitment from the participant and a National Association of Securities Dealers, Inc. broker; (7) by a "margin" commitment from the participant and an NASD broker; or (8) by any combination of the foregoing.

RESTRICTED STOCK AND STOCK BONUS AWARDS. The compensation committee may grant awards to purchase restricted stock or award stock bonuses to eligible participants, either in addition to, or in tandem with, other awards under the incentive plan. The compensation committee determines the terms, conditions and restrictions of the awards. The purchase price for restricted stock awards must be no less than the fair market value of our common stock on the date of the award, and can be paid for in any of the forms of consideration listed in items
(1) through (5) in "Stock Options" above, as are approved by the compensation committee at the time of grant. The total number of shares of common stock issuable pursuant to restricted stock and stock bonus awards under the incentive plan is limited to 10% of the total number of shares reserved for issuance under the incentive plan.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of HNC, the sale of substantially all of the assets of HNC or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the incentive plan or provide substantially similar consideration, shares or other property as was provided to stockholders of HNC in the transaction (after taking into account the provisions of the options). If the successor corporation does not assume or substitute the options, the options will expire upon the closing of the transaction at the time and upon the conditions as the board determines.


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

AMENDMENT OF THE INCENTIVE PLAN. The board or the compensation committee may at any time terminate or amend the incentive plan, including amending any form of award agreement or other document to be signed under the incentive plan. Amendments to the incentive plan are not required to be submitted for stockholder approval except as required by applicable law.

TERM OF THE INCENTIVE PLAN. Unless terminated earlier as provided in the incentive plan, the incentive plan will expire in April 2011, ten years after it was adopted by the board.

FEDERAL INCOME TAX INFORMATION. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO HNC AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON THE PARTICIPANT'S INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

Incentive Stock Options. A participant will recognize no income upon grant of an incentive option and will incur no tax on its exercise, unless the participant is subject to the alternative minimum tax as described below. If the participant holds shares acquired upon exercise of an incentive option for more than one year after the date the incentive option was exercised and for more than two years after the date it was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the shares. The amount of this gain or loss will be equal to the difference between the amount realized upon the disposition of the shares and the option exercise price. If the participant disposes of shares acquired upon exercise of an incentive option before the expiration of either required holding period, a "disqualifying disposition," then the gain realized upon the disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of the shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain.

Alternative Minimum Tax. The difference between the fair market value of the shares acquired upon exercise of an incentive option on the date of exercise and the exercise price for the shares is an adjustment to income for purposes of the alternative minimum tax. Taxpayers must pay alternative minimum tax if the amount of the alternative minimum tax is more than their regular income tax. The amount of the alternative minimum tax is 26% of an individual taxpayer's alternative minimum taxable income (28% of alternative minimum taxable income over $175,000). For alternative minimum taxable income that would otherwise be taxable as net capital gain, the maximum alternative minimum tax rate is 20%. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by specified tax preference items and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). The difference between the fair market value of shares acquired upon the exercise of an incentive option on the date of exercise and the exercise price is a tax preference item for this purpose. If the taxpayer disposes of the shares before the expiration of either required holding period, but the disposition occurs in the same calendar year as exercise of the incentive option, there is no alternative minimum tax adjustment for those shares. Also, upon a sale of shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares at exercise over the amount paid for the shares.

Nonqualified Stock Options. A participant will not recognize any taxable income at the time a nonqualified option is granted. However, upon exercise of a nonqualified option, the participant must include the spread in income as compensation. The spread is the difference between the fair market value of the purchased shares on the date of exercise and the exercise price of the shares. The participant must treat the included amount as ordinary income. The included amount may be subject to withholding by HNC, either by payment in cash or withholding out of the participant's salary. When the participant sells the shares, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for nonqualified options.

Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than twelve months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of HNC. HNC generally will be entitled to a deduction in connection with the exercise of a nonqualified option or the receipt of restricted stock or stock bonuses by a participant to the extent that the participant recognizes ordinary income, provided that HNC timely reports the income to the Internal Revenue Service. HNC will be entitled to a deduction in connection with the disposition of shares acquired upon the exercise of an incentive option only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares.

         THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2001 EQUITY
                                INCENTIVE PLAN.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

We have selected PricewaterhouseCoopers LLP as the independent accountants to perform the audit of our financial statements for 2001, and the stockholders are being asked to ratify our selection. We have engaged PricewaterhouseCoopers LLP as our independent accountants since 1989. Representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

AUDIT FEES

Audit fees billed to HNC by PricewaterhouseCoopers LLP for the 2000 audit were $192,500. Audit fees PricewaterhouseCoopers LLP billed to our former Retek subsidiary for the first three quarters of 2000 were $31,290.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Financial information systems design and implementation fees billed to HNC by PricewaterhouseCoopers LLP for services rendered in 2000 were $134,878.

ALL OTHER FEES

All other fees billed to HNC by PricewaterhouseCoopers LLP for services rendered in 2000 were $1,794,572, including fees related to the spin-off of our Retek subsidiary and the six acquisitions that HNC completed during 2000. All other fees PricewaterhouseCoopers LLP billed to our former Retek subsidiary for the first three quarters of 2000 were $325,532.

        THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
                          PRICEWATERHOUSECOOPERS LLP.


                          REPORT OF THE AUDIT COMMITTEE

The following is the report of the audit committee with respect to HNC's audited financial statements for 2000. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

The audit committee's purpose is to assist the board of directors in its oversight of HNC's financial accounting, reporting and controls. The board of directors, in its business judgment, has determined that all members of the committee are "independent" as required by listing standards of the Nasdaq National Market. The committee operates under a charter approved by the board of directors in May 2000. A copy of the current charter is in the Appendix to this proxy statement.

Management is responsible for the preparation, presentation and integrity of HNC's financial statements, including setting the accounting and financial reporting principles and establishing the internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The audit committee discussed with our independent auditors the overall scope and plans for the audit. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of HNC's internal controls and the overall quality of HNC's financial reporting.

In performing its oversight role, the audit committee considered and discussed the audited financial statements with management and the independent auditors. The committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence. Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to below and in its charter, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for 2000. The audit committee and the board of directors also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as independent auditors.

The members of the audit committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audit of HNC's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers LLP is in fact "independent" as required by the Nasdaq National Market.


AUDIT COMMITTEE:

Edward K. Chandler
Thomas F. Farb

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information about the beneficial ownership of our common stock as of April 2, 2001 by:

    - each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

    -   each director and nominee;

    -   each executive officer named in the Summary Compensation Table below;
        and

    -   all directors and executive officers as a group.

The percentage of beneficial ownership for the table is based on 34,589,606 shares of common stock outstanding as of April 2, 2001. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock, except to the extent that individuals may share authority with their spouses under community property laws. Unless otherwise indicated, each entity or person listed below maintains a mailing address of c/o HNC Software Inc., 5935 Cornerstone Court West, San Diego, California 92121.

The number of shares beneficially owned by each stockholder is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has the right to acquire within 60 days after April 2, 2001 through the exercise of any option. The percentage ownership of the common stock, however, is based on the assumption, required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options into shares of our common stock.

                                                                           SHARES BENEFICIALLY OWNED
                                                             ------------------------------------------------------
                                                                            OPTIONS
                                                                          EXERCISABLE
                                                              COMMON        WITHIN 60
NAME OF BENEFICIAL OWNER                                       STOCK          DAYS           TOTAL         PERCENT
                                                             ---------      ---------      ---------      ---------
Capital Research and Management Company(1) ............      3,922,000             --      3,922,000           11.3%
The TCW Group, Inc.(2) ................................      3,286,057             --      3,286,057            9.5%
Franklin Resources, Inc.(3) ...........................      2,475,900             --      2,475,900            7.2%
Kopp Investment Advisors, Inc.(4) .....................      1,721,430             --      1,721,430            5.0%
John Mutch ............................................         47,166        147,152        194,318            *
Edward K. Chandler ....................................         97,430            204         97,634            *
Charles H. Gaylord, Jr.(5) ............................         83,646            204         83,850            *
Kenneth J. Saunders ...................................          3,833         19,713         23,546            *
Sean M. Downs .........................................             --         20,863         20,863            *
Bruce E. Hansen .......................................            474         18,751         19,225            *
Alex W. Hart ..........................................          8,000          5,829         13,829            *
David Y. Chen .........................................          8,750          4,688         13,438            *
Thomas F. Farb ........................................          8,000            204          8,204            *
J. Anthony Patterson ..................................             --          3,126          3,126            *
All current executive officers and directors
as a group (11 persons) ...............................        257,299        220,734        478,033            1.4%

-----------
*Less than 1% ownership.

(1) Based upon an amendment to Schedule 13G dated February 9, 2001, indicating that Capital Research and Management Company ("CRMC") has sole dispositive power with respect to 3,922,000 shares. Includes 1,746,000 shares held by SMALLCAP World Fund, Inc. The address of CRMC is 333 South Hope Street, Los Angeles, California 90071.

(2) Based upon an amendment to Schedule 13G dated February 12, 2001, indicating that The TCW Group, Inc. and Robert Day share voting and dispositive power with respect to these shares. The address of The TCW Group, Inc. and Robert Day is 865 South Figueroa Street, Los Angeles, California 90017.

(3) Based upon an amendment to Schedule 13G dated February 2, 2001, indicating that these shares are beneficially owned by accounts advised and managed by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. Franklin Advisors Inc. reported sole voting power and sole dispositive power as to these shares. The address of Franklin is 777 Mariners Island Boulevard, San Mateo, California 94404.

(4) Based upon a Schedule 13G dated February 2, 2001. Kopp Investment Advisors, Inc. reported sole voting power as to 720,400 shares, sole dispositive power as to 635,000 shares and shared dispositive power as to 1,086,430 shares. Of these shares, 1,711,430 shares are held in a fiduciary or representative capacity. The address of Kopp Investment Advisors, Inc. is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.

(5) Shares of common stock are held of record by the Gaylord Family Trust UTD 12/30/93, Charles H. Gaylord, Jr. and Lynn M. Gaylord trustees.

                               EXECUTIVE OFFICERS

The following table sets forth the names, offices, and ages of each of our executive officers, as of March 31, 2000:


NAME                                     AGE     POSITION
----                                     ---     --------
John Mutch ........................      44      President.and Chief Executive Officer
Kenneth J. Saunders ...............      39      Chief.Financial Officer and Secretary
Russell C. Clark ..................      32      Vice President, Corporate Finance and Assistant Secretary
Bruce E. Hansen ...................      41      President, HNC Financial Solutions
Sean M. Downs .....................      40      President, HNC Insurance Solutions
J. Anthony Patterson ..............      44      President, HNC Telecom Solutions

John Mutch has been a director of HNC since December 1999. He was appointed President and Chief Executive Officer during December 1999. Mutch joined us in July 1997, serving initially as Vice President, Marketing until September 1998, then as President of HNC Insurance Solutions from September 1998 to October 1999 and as President and Chief Operating Officer from October 1999 to January 2000. He was a founder of MVenture Holdings, Inc., a private equity fund that invests in start-up technology companies, and served as a general partner from June 1994 to July 1997. From December 1986 to June 1997, Mutch held a variety of executive marketing positions with Microsoft Corporation, including Director of Organization Marketing. He holds a bachelor's of science degree in applied economics from Cornell University and a master's degree in business administration from the University of Chicago.

Kenneth J. Saunders was appointed Chief Financial Officer during December 1999, and Secretary in January 2000. Saunders joined us in January 1997, where he initially served as Treasurer until June 1998, as Corporate Controller from June 1998 to January 1999, and then as Vice President, Corporate Finance and Corporate Controller from January 1999 to December 1999. From January 1992 to December 1996, Saunders was employed with Risk Data Corporation, where he served most recently as Chief Financial Officer. In August 1996, HNC acquired Risk Data Corporation. From January 1991 to January 1992, he was Vice President of Finance and Administration for A-Mark Financial Corporation. Saunders was with Arthur Andersen from 1984 to 1987. He holds a bachelor's of accountancy from Widener University and is a Certified Public Accountant.

Russell C. Clark joined us as Vice President, Corporate Finance during January 2000. From August 1990 to January 2000, Clark held various positions with PricewaterhouseCoopers LLP's Technology Industry Group, most recently as a senior manager in the audit and business advisory services group. He holds a bachelor's degree in business administration with an emphasis in accounting from the University of Iowa, and is a Certified Public Accountant.

Bruce E. Hansen joined us as President, HNC Financial Solutions in February 2000. He served as President and Chief Executive Officer of CASA, a privately held advanced analytical solutions company that specializes in one-to-one marketing and strategic risk management solutions, from April 1998 until February 2000. In March 2000, HNC acquired CASA. He served as Vice President, Marketing and Business Development at Summit Medical Systems from June 1997 to April 1998, as Senior Vice President and General Manager, Medical Division of MEDE America Corporation from March 1996 to June 1997 and Vice President, Marketing of National Electronics Corporation from April 1995 to March 1996. Hansen also served as Vice President, Corporate Development at The Chase Manhattan Bank from April 1994 to April 1995. He holds a bachelor's of arts degree in economics from Harvard University, and a master's degree in business administration, economics from the University of Chicago.

Sean M. Downs was appointed President, HNC Insurance Solutions during June 2000. Downs joined us in April 1998, and initially served within our HNC Insurance Solutions segment as President, Workers Compensation until September 1998, as Senior Vice President, Predictive Software Solutions from September 1998 until August 1999, and then as Senior Vice President, Strategic Development from September 1999 until May 2000. From February 1990 to March 1998, Downs was employed with Risk Data Corporation, where he served most recently as Senior Vice President, Sales and Marketing. In August 1996, HNC acquired Risk Data Corporation. From July 1984 to February 1990, Downs held various senior management positions with Republic Health Corporation and Assured Health Care Inc. He holds a bachelor's of science degree in business administration, finance from San Diego State University.

J. Anthony Patterson became President of HNC Telecommunications Solutions in August 1999. From March 1998 to August 1999, he served as special advisor to Metromedia Company, a private venture capital firm. From September 1996 to March 1998, Patterson was Chief Executive Officer of Muze Inc., a business-to-business Internet content affiliate of Metromedia Company. Patterson served as Vice President and General Manager of the Entertainment Group of Trade Service Corporation, a retail and business-to-business content provider, from March 1995 to September 1996. He co-founded Summit Associates, Inc., a bank consulting and software development firm, where he also served as Chief Operating Officer and Executive Vice President from January 1992 to March 1995. Patterson also held senior management and marketing positions with the Bank of America Corporation from May 1988 to January 1992. He holds a bachelor's of science degree and a master's degree in business administration, management from Pepperdine University.


                             EXECUTIVE COMPENSATION

EFFECT OF THE RETEK SPIN-OFF ON EXECUTIVE COMPENSATION

In September 2000, we completed the spin-off to our stockholders of all of our shares in Retek, Inc. The spin-off was accomplished through payment of a dividend of 1.243 shares of Retek Inc. common stock on each share of HNC common stock outstanding. In connection with this dividend, we adjusted the exercise price of all HNC stock options that were outstanding immediately following payment of the dividend. The adjusted stock option exercise prices were calculated by multiplying the pre-dividend option exercise price by the market price of HNC common stock immediately after payment of the dividend, and dividing that product by the market price of HNC common stock immediately before payment of the dividend.

These proportionate adjustments to the option exercise prices did not fully make up for the change in the intrinsic value of unvested HNC stock options that resulted from the Retek spin-off. Accordingly, we paid cash bonuses to holders of unvested stock options as of the record date for the Retek dividend, to compensate them in part for this loss in intrinsic value. These bonuses are included under the "Bonus" column in the Summary Compensation Table below and are further described in the footnotes to the Summary Compensation Table.

As a result of these proportionate adjustments to the option exercise prices, certain outstanding options became variable options in accordance with Financial Accounting Standards Board Interpretation No. 44. As a result, we repurchased these options for cash during 2000. These cash payments are included under the "Other Annual Compensation" column in the Summary Compensation Table below and are further described in the footnotes to the Summary Compensation Table.

To enable our option holders to participate in the Retek dividend, we accelerated the vesting of 25% of the HNC stock options that would have been outstanding at the September 15, 2000 record date for the dividend. We also offered option holders the opportunity to exercise a portion of their vested options before the record date through loans evidenced by full recourse, interest bearing promissory notes payable to HNC. These notes provide that they are to be secured by the shares purchased or other shares of our stock or Retek stock. See "Related Party Transactions" for more information regarding these notes.

SUMMARY COMPENSATION TABLE

The following table shows all compensation awarded, earned or paid for services rendered in all capacities to HNC and its subsidiaries during each of 2000, 1999 and 1998 to (i) HNC's Chief Executive Officer and (ii) HNC's four other most highly compensated executive officers as of December 31, 2000 whose salary and bonus for 2000 exceeded $100,000. HNC does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.


                                                                                                                     LONG-TERM
                                                                                                                   COMPENSATION
                                                                  ANNUAL COMPENSATION                                  AWARDS
                                         ------------------------------------------------------------------------------------------
                                           BASE                            OTHER ANNUAL          ALL OTHER          SECURITIES
NAME AND PRINCIPAL POSITION    YEAR       SALARY           BONUS(1)       COMPENSATION(2)    COMPENSATION(3)    UNDERLYING OPTIONS
---------------------------    ----      --------      ----------------   ---------------    ---------------    ------------------
John Mutch                     2000      $396,875       $2,404,111(4)           $417               $2,626                 --
President and                  1999       140,292          205,000(5)            356                2,400            240,000
Chief Executive Officer        1998       176,731           30,000            10,782(6)               800            145,000

Sean M. Downs                  2000       212,500          819,046(7)        722,201(8)                --             90,000
President,                     1999       176,041          114,773(9)             --                2,400             10,271
Insurance Solutions            1998       163,808          101,785(10)            --                  800             85,000


Bruce E. Hansen(11)            2000       262,631        1,012,538(12)       438,637(13)            3,597            170,000
President,                     1999            --               --                --                   --                 --
Financial Solutions            1998            --               --                --                   --                 --

J. Anthony Patterson(14)       2000       225,000          829,373(15)       310,519(16)            1,031            100,000
President,                     1999        70,514           20,835           160,576(17)              800             50,000
Telecommunications Solutions   1998            --               --                --                   --                 --

Kenneth J. Saunders            2000       242,917          883,321(18)           752(19)            2,626             45,000
Chief Financial Officer        1999       129,167           45,500                96                2,400            101,238
                               1998       113,654           37,600                83                  800             10,000

----------

(1) Includes performance bonuses earned. Also includes Retek bonuses in 2000, representing cash bonuses paid to partially compensate for the decrease in the intrinsic value of stock options due to the Retek spin-off.

(2) Includes premiums for group term life and disability insurance. If indicated below, also includes reimbursement of relocation expenses and cash paid for the repurchase of stock options in 2000.

(3)  Represents matching contribution to HNC 401(k) plan.

(4)  Includes Retek cash bonus of $2,212,111.

(5)  Includes signing bonus of $25,000.

(6)  Includes relocation expenses of $9,811.

(7)  Includes Retek cash bonus of $781,547.

(8)  Includes $722,000 for the repurchase of stock options.

(9)  Includes commissions of $3,073.

(10) Includes commissions of $100,130.

(11) Joined HNC in February 2000.

(12) Includes Retek cash bonus of $945,663.

(13) Includes $128,123 in relocation expenses and $310,313 for the repurchase of stock options.

(14) Joined HNC in August 1999.

(15) Includes Retek cash bonus of $779,369.

(16) Includes $310,312 for the repurchase of stock options.

(17) Includes relocation expenses of $160,508.

(18) Includes Retek cash bonus of $763,321.

(19) Includes relocation expenses of $543.

OPTION GRANTS IN 2000

The following table shows information about options granted during 2000 to the executive officers named in the Summary Compensation Table. For options granted before September 2000, the exercise price per share shown in the table is adjusted for the Retek spin-off.


                              OPTION GRANTS IN 2000

                                        PERCENTAGE OF
                          NUMBER OF      TOTAL HNC
                         SECURITIES      OPTIONS
                         UNDERLYING      GRANTED TO    EXERCISE                     POTENTIAL REALIZABLE VALUE AT ASSUMED
                          OPTIONS       EMPLOYEES IN   PRICE PER     EXPIRATION         ANNUAL RATES OF STOCK PRICE
        NAME              GRANTED          2000         SHARE           DATE            APPRECIATION FOR OPTION TERM
-------------------     -----------    -------------  ----------    ------------    -------------------------------------
                                                                                           5%                 10%
                                                                                    -----------------  ------------------
John Mutch                     --                --       --                  --              --                 --

Sean M. Downs              15,000               0.3%  $18.10(1)       02/11/2007      $  110,528         $  257,577
                           50,000(2)            1.0%    9.74(3)       06/19/2007         198,189            461,864
                           25,000               0.5%   18.10          10/02/2007         119,135            339,166
                        ---------        ----------                                   ----------         ----------
                           90,000               1.8%                                     427,852          1,058,607

Bruce E. Hansen           100,000               2.0%   16.41(4)       02/22/2007         667,893          1,556,475
                           25,000(5)            0.5%    7.53(6)       05/10/2007          76,674            178,684
                           45,000               0.9%   16.41          10/02/2007         290,492            686,549
                        ---------        ----------                                   ----------         ----------
                          170,000               3.5%                                   1,035,059          2,421,708

J. Anthony Patterson       50,000               1.0%   20.03(7)       01/20/2007         407,772            950,282
                           25,000(5)            0.5%    7.53(6)       05/10/2007          76,674            178,684
                           25,000               0.5%   20.03          10/02/2007          70,885            290,916
                        ---------        ----------                                   ----------         ----------
                          100,000               2.0%                                     555,331          1,419,882

Kenneth J. Saunders        45,000               0.9%   17.04          10/02/2007         262,142            658,199

(1) The exercise price of this option was $92.94 before the adjustment for the Retek spin-off.
(2)  HNC repurchased these options and they were cancelled.
(3) The exercise price of this option was $50.00 before the adjustment for the Retek spin-off.
(4) The exercise price of this option was $84.25 before the adjustment for the Retek spin-off.
(5) HNC repurchased options to purchase 18,750 of these shares. The repurchased options were cancelled.
(6) The exercise price of this option was $38.69 before the adjustment for the Retek spin-off.
(7) The exercise price of this option was $102.88 before the adjustment for the Retek spin-off.


During 2000, we granted to our employees options to purchase a total of 4,921,652 shares of common stock. The options shown in the table were granted at fair market value, except for the options that expire on October 2, 2007. These options were granted on October 2, 2000, on which date the fair market value of our common stock was $16.25. Options granted to officers are incentive stock options (to the extent permitted under the Internal Revenue Code) and will expire seven years from the date of grant. Options are subject to earlier cancellation upon termination of the option holder's employment. The options generally become exercisable over four years, ratably at 25% on each of the four anniversaries following the grant date.

Potential realizable values are calculated by:

- multiplying the number of shares of common stock subject to a given option by the market price per share of our common stock on the date of grant;

- assuming that the amount derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire term of the option; and

-    subtracting from that result the total option exercise price.

The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projection of future common stock prices.

On January 28, 2001, the board granted Mutch an option to purchase 400,000 shares at a price of $23.3125 per share, of which 70,000 shares vested immediately upon grant and 82,500 shares vest on each anniversary of the date of grant over the next four years. In addition, the option provides that vesting will be accelerated if the market price of HNC's common stock remains for 20 consecutive trading days at certain prices, as follows: if that price is $39.00 per share before February 28, 2002, then vesting of 82,500 shares will accelerate; if that price is $53.00 per share before February 28, 2003, then vesting of a second allocation of 82,500 shares will accelerate; if that price is $71.00 per share before February 28, 2004, then vesting of a third allocation of 82,500 shares will accelerate; and if that price is $96.00 per share before February 28, 2005, then vesting of a fourth allocation of 82,500 shares will accelerate. The option will expire seven years from the grant date and is subject to earlier expiration if Mutch's employment were to be terminated.

OPTION EXERCISES IN 2000 AND YEAR-END VALUES

The following table shows the number of shares acquired and the value realized upon exercise of stock options during 2000 by the executive officers named in the Summary Compensation Table. The table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000. Also reported are values of "in-the-money" options that represent the positive difference between the exercise price of the outstanding stock option and the fair market value of the shares subject to the option at year-end. The fair market value is based on $29.6875 per share, which was the closing price of HNC's common stock as reported on the Nasdaq National Market on December 29, 2000, the last day of trading for 2000. These values, unlike the amounts in the column entitled "Value Realized," have not been, and may never be, realized.

             AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END VALUES

                                                             NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                         SHARES ACQUIRED    VALUE           UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
       NAME               ON  EXERCISE    REALIZED(1)      OPTIONS AT YEAR-END(2)(3)               AT YEAR-END(2)(3)
---------------------    ---------------  -----------  ---------------------------------    --------------------------------
                                                         EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                                                       ---------------    --------------    --------------    --------------
John Mutch                 196,257        $4,657,956            47,090           214,099    $      687,499    $    4,407,411
Sean M. Downs               42,125         1,011,094             3,869            74,277            45,719         1,298,319
Bruce E. Hansen             38,974         1,245,266            25,000           120,000           332,034         1,593,589
J. Anthony Patterson        30,949           724,057            12,801            87,500           127,770         1,192,319
Kenneth J. Saunders         21,797           844,759            33,288           107,240           424,049         1,583,775

-------------
(1) "Value Realized" represents the fair market value of the shares of common stock underlying the option on the date of exercise less the total exercise price of the option.

(2) In connection with the Retek spin-off, 25% of all unvested options as of September 15, 2000, were accelerated to vest on August 8, 2000.

(3) Includes options to purchase shares of eHNC common stock granted in 1999 and assumed by HNC upon the merger of eHNC into HNC in 2000. John Mutch held options to purchase 75,000 shares of eHNC common stock at a price of $2.98 per share that were converted into options to purchase 4,064 shares of HNC common stock at a price of $10.71 per share. Sean M. Downs held options to purchase 5,000 shares of eHNC common stock at a price of $2.98 per share that were converted into options to purchase 271 shares of HNC common stock at a price of $10.71 per share. Kenneth J. Saunders held options to purchase 20,000 shares of eHNC common stock at a price of $2.98 per share that were converted into options to purchase 1,084 shares of HNC common stock at a price of $10.71 per share.


EMPLOYMENT AGREEMENT

On December 13, 1999, HNC entered into an employment agreement with John Mutch in connection with his appointment as President and Chief Executive Officer of HNC, which was effective on January 15, 2000. The agreement was for a term of one year. It provided that Mutch would be paid a salary of $400,000 per year, and would be eligible for a target bonus of $240,000, based on attainment of bonus objectives determined by the board of directors. Under the agreement, in December 1999 Mutch was granted an option to purchase 100,000 shares of HNC common stock that vests and becomes exercisable in 48 equal monthly installments, beginning with February 2000. The vesting of the option will accelerate and the option will be exercisable in full if Mutch is terminated by HNC without cause or if Mutch's employment is terminated because of his death or disability. In addition, the agreement provided that if Mutch is terminated without cause, he would be entitled to a severance payment equal to his salary for the remainder of the term of the agreement, payable in a lump sum, plus the pro rata portion of any earned bonus. The agreement expired in January 2001.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The compensation committee currently consists of Mr. Gaylord and Mr. Hart, neither of whom has any interlocking relationships as defined by the SEC.

                        REPORT ON EXECUTIVE COMPENSATION

This report on executive compensation is required by the Securities and Exchange Commission. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

The compensation committee of the board makes decisions regarding executive compensation and stock option grants to executives. The committee is composed of two independent non-employee directors, neither of whom has any interlocking relationships as defined by the Securities and Exchange Commission. Although the Chief Executive Officer and the Chief Financial Officer attend some of the meetings of the committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

The committee acts on behalf of the board to establish our general compensation policy for all of our employees. The committee typically reviews base salary levels and target bonuses for the Chief Executive Officer and other executive officers and employees at or about the beginning of each year. The committee administers our incentive and equity plans, including the 1995 Equity Incentive Plan, 1998 Option Plan and the Employee Stock Purchase Plan.

The committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, our compensation policy, which applies to executive officers and our other key employees, relates a portion of each individual's total compensation to our revenue and profit objectives as well as individual objectives set at the beginning of the year. Consistent with this policy, a designated portion of the compensation of our executive officers is contingent on corporate performance and, in the case of certain executive officers, is also based on the individual officer's performance, as determined by the committee in its discretion. Long-term equity incentives for executive officers are effected through the grant of stock options. Stock options have value for the executive only if the price of our common stock increases above the fair market value on the grant date and the executive remains in our employ for the time required for the options to vest.

The committee determines base salaries, incentive compensation and stock option grants of the executive officers and makes a recommendation to the board as to the compensation and stock option grants of the CEO. The committee bases its determinations and recommendations in part on its review of the Radford Executive Compensation Report (the "Radford Study"), the Culpepper Executive Compensation Survey and other surveys of prevailing compensation practices among high-technology companies with whom HNC competes for executive talent, and on its evaluation of this information in connection with our corporate goals. These surveys are nationally known for their databases of high technology company compensation practices. The Radford Survey itself includes over 500 high technology companies. To this end, the committee attempts to compare the compensation of our executive officers with comparable survey positions and the compensation practices of comparable companies to determine or recommend base salary, target bonuses and target total cash compensation. In addition to their base salaries, our executive officers, including the CEO, are each eligible to receive cash bonuses and option grants.

In preparing the performance graph for this proxy statement, we used the JP Morgan H&Q Technology Index as our published line of business index. The companies in the Radford Survey are substantially similar to the companies contained in the JP Morgan H&Q index. Nevertheless, certain of the companies in the JP Morgan H&Q index were not included in the Radford Survey and our other salary surveys because they were not determined to be competitive with us for executive talent or because compensation information was not available.

This competitive market information is reviewed by the committee with the CEO for each executive level position and within the committee as to the CEO. In addition, the committee reviews each executive officer's performance for the last year and objectives for the next year, together with the executive officer's responsibility level and our fiscal performance versus objectives and potential performance targets for the next year.

2000 EXECUTIVE COMPENSATION

BASE COMPENSATION. The foregoing information was presented to the committee on January 14, 2000. The committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective February 1, 2000 for each executive officer other than the CEO.

INCENTIVE COMPENSATION. Cash bonuses are awarded to the extent that an executive officer has achieved predetermined individual objectives and we have met predetermined revenue and profit objectives set by the board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those individual objectives have been satisfied. Performance is measured at the end of the year. For 2000, the basis of target incentive compensation for executive officers were our revenues and profits, ranging from approximately 60% to 100% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive. The targets and actual bonus payments are determined by the committee, in its discretion.

STOCK OPTIONS. Stock options are an essential element of our executive compensation package. The committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of the equity-based compensation depends entirely on appreciation of our common stock. Approximately 100% of our full-time employees are granted employee stock options.

In 1999, we granted stock options to executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. See "Executive Compensation--Option Grants in 2000." Stock options typically have been granted to executive officers when the executive first joins us, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In the discretion of the committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with us and to strive to increase the value of our common stock. In 2000, as part of an annual review of the stock options held by executive officers and managers, the committee considered these factors, as well as the number of options held by executive officers as of the date of grant that remained unvested. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of our common stock on the date of grant.

For 2001, the committee will be considering whether to grant future options to executive officers based on the factors described above, with particular attention to company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 2001, to our revenue and profit expectations and to the number of options currently held by the executive officers that remain unvested.

COMPANY PERFORMANCE AND CEO COMPENSATION. Mutch was promoted from President and Chief Operating Officer of HNC to President and CEO of HNC effective January 2000. In connection with his promotion, his base salary increased to $400,000 and he became eligible for a target bonus of up to $240,000 for fiscal year 2000. In addition, in December 1999, Mutch was granted a stock option to purchase up to 100,000 shares of common stock in connection with his promotion. The shares subject to the option vest and become exercisable in 48 equal monthly installments from February 2000. Mutch was awarded incentive compensation for 2000 of $192,000. This bonus figure represents approximately 80% of the target bonus for Mutch for 2000. All of Mutch's incentive compensation was based upon obtaining and surpassing corporate operating revenue and profit objectives and performance relative to individual goals.

Mutch was not granted a stock option during 2000. In January 2001, the board approved the grant to Mutch of a stock option to purchase 400,000 shares of common stock at a price of $23.3125 per share, of which 70,000 shares vest immediately upon grant and 82,500 shares vest on each anniversary of the date of grant over the next four years. In addition, the option provides that vesting will be accelerated if the market price of HNC's common stock remains for 20 consecutive trading days at certain prices, as follows: if that price is $39.00 per share before February 28, 2002, then vesting of 82,500 shares will accelerate; if that price is $53.00 per share before February 28, 2003, then vesting of a second allocation of 82,500 shares will accelerate; if that price is $71.00 per share before February 28, 2004, then vesting of a third allocation of 82,500 shares will accelerate; and if that price is $96.00 per share before February 28, 2005, then vesting of a fourth allocation of 82,500 shares will accelerate. In recommending the grant of the stock option to Mutch, the committee reviewed his prior outstanding option grants, the number of options that remained unexercisable, the number of shares he already owned as of the date the option was granted and HNC's performance in 2000. The committee believes that this grant was appropriate because it provides the proper incentive to Mutch and takes account of his prior option grants.

COMPLIANCE WITH SECTION 162(m) OF THE CODE. We intend to comply with the requirements of Section 162(m) of the Internal Revenue Code for 2001. The 1995 Equity Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. We do not expect cash compensation for 2001 to any of our executive officers to be more than $1,000,000 or consequently affected by the requirements of Section 162(m).


                                                COMPENSATION COMMITTEE


                                                CHARLES H. GAYLORD, JR.
                                                DIRECTOR


                                                ALEX W. HART
                                                DIRECTOR

                         COMPANY STOCK PRICE PERFORMANCE

The stock price performance graph below is required by the Securities and Exchange Commission. It is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the JP Morgan H&Q Technology Index. The graph assumes the investment of $100 in our common stock, the Nasdaq Stock Market--U.S. Index and the JP Morgan H&Q Technology Index on the last trading day of 1995 and calculates the annual return through December 31, 2000, assuming reinvestment of all cash dividends. The stock price performance shown in the graph is based on historical data and does not necessarily indicate future stock price performance.

The stock prices are reported by Nasdaq and give retroactive effect to the Retek spin-off by adjusting the historical prices of our common stock by the Retek distribution ratio.

                                    [GRAPH]


                                            NASDAQ STOCK        H&Q TECHNOLOGY
                   HNC SOFTWARE INC.      MARKET--U.S. INDEX         INDEX
                   -----------------      ------------------         -----
                   MARKET    INVESTMENT           INVESTMENT            INVESTMENT
                    PRICE      VALUE      INDEX      VALUE      INDEX      VALUE
                    -----      -----      -----      -----      -----      -----
12/31/95 ......    $ 4.633    $100.00      345.9    $100.00      325.5    $100.00
12/31/96 ......      6.064     130.89      425.4     123.04      404.5     124.29
12/31/97 ......      8.344     180.10      522.1     150.69      474.2     145.71
12/31/98 ......      7.846     169.37      735.7     212.51      737.6     226.64
12/31/99 ......     20.520     442.93    1,364.8     394.92    1,647.4     506.17
12/31/00 ......     29.688     640.84      821.2     237.62    1,065.0     327.22

                           RELATED PARTY TRANSACTIONS

Other than the compensation arrangements described in "Director Compensation" and "Executive Compensation" and the transactions described below, since January 1, 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director, beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

In October 2000, HNC entered into a Strategic Partnership Agreement with GeoTrust, Inc. David Y. Chen, a director of HNC, is the chairman and chief executive officer of GeoTrust and beneficially owns more than 10% of the stock of GeoTrust outstanding. Under the terms of this agreement, HNC agreed to perform services for GeoTrust related to the installation and integration of HNC products at GeoTrust. HNC agreed to perform these services at a discounted rate for a period of one year. GeoTrust agreed to issue to HNC on a quarterly basis during that year, a warrant to purchase shares of GeoTrust common stock at an exercise price equal to the then fair market value of GeoTrust common stock. The number of shares subject to the warrant is proportional to the price discount on services HNC provides to GeoTrust. The agreement calls for GeoTrust to pay a monthly license fee to HNC for the products in the amount of $20,000 per month for the first year, $30,000 per month for the second year and $40,000 per month in years three through five. In addition, GeoTrust agreed to pay HNC a revenue-based license fee. GeoTrust also agreed to pay HNC a maintenance fee of $10,000 per month during the first year of the agreement, $9,000 per month during the second year and $8,000 per month in years three through five. During 2000, GeoTrust paid HNC a total of $33,263 under this agreement.

To enable our option holders to participate in the dividend of Retek common stock, we offered them the opportunity to exercise a portion of their vested options before the dividend record date through loans evidenced by full recourse promissory notes payable to HNC and secured by the shares purchased and by the shares of Retek common stock paid in the dividend on those shares. Each note was due December 31, 2000 and bore interest at the rate of 9.0% per annum. A total of 60 option holders borrowed a total of $11,857,490 to exercise options to purchase a total of 327,884 shares. The executive officers and directors who borrowed funds from HNC under this program and the largest amount of indebtedness outstanding during 2000 for each of them, was as follows:
$4,898,679 for Mutch; $307,467 for Patterson; $1,411,270 for Chandler; $514,846
for Farb; and $909,152 for Gaylord. Patterson repaid his loan in full as of December 31, 2000. The total amount of this debt outstanding for all employees as of December 31, 2000 was $9,049,343. Effective January 2, 2001, the maturity date of the then outstanding loans was extended to September 14, 2001 for eligible employees and directors. The interest rate on the extended loans is 10.0% per annum. The loans provide for a pledge of the shares purchased or other shares of our stock or Retek stock. The loans to Mutch, Chandler, Farb and Gaylord were extended to September 2001. As of April 10, 2001, Mutch had repaid $3,172,389 of his loan and the balance outstanding was $1,824,805.

In June 2000, HNC loaned $600,000 to Bruce E. Hansen, the President of HNC Financial Solutions, to assist in his purchase of a home in connection with his relocation from New Mexico. The loan is secured by a second mortgage on the home. The loan bears interest at the rate of 8.5% per annum. The principal amount and all accrued interest are due in June 2005. The largest amount of indebtedness outstanding under this loan during 2000 was $629,750.

In May 2000, HNC loaned $600,000 to John Mutch, the President and Chief Executive Officer, to assist in his purchase of a second home. Mutch agreed to secure the loan with all shares of HNC that Mutch acquires upon the exercise of stock options, unless he sells the shares and remits the sale proceeds to HNC to pay indebtedness to HNC. The loan bears interest at the rate of 8.25% per annum. The principal amount and all accrued interest are due in May 2005. The loan is due earlier as follows: (a) the first date on which Mutch receives cumulative total gross proceeds of $500,000 from sales of HNC common stock; (b) the first date on which the market price of HNC common stock exceeds $109.00 per share; or
(c) 90 days after termination of Mutch's employment with HNC. The largest amount of indebtedness outstanding under this loan during 2000 was $628,875. Mutch repaid this loan in full in April 2001.

In August 1999, HNC loaned $200,000 to J. Anthony Patterson, the President of HNC Telecommunications Solutions, to assist in his purchase of a home. The loan is secured by a third mortgage on the home. The loan is due in full in August 2004 and bears interest at the rate of 5.19% compounded monthly. Interest payments are due semi-monthly. The largest amount of indebtedness outstanding under this loan during 2000 was $200,000.


                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders in 2002 must be received at our principal executive offices no later than December 19, 2001 to be included in our proxy statement and form of proxy for that meeting. Stockholders wishing to bring a proposal before our 2002 annual meeting of stockholders (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of HNC at our principal executive offices by March 22, 2002. In addition, stockholders must comply with the procedural requirements in our bylaws. Under our bylaws, notice must be delivered to the Secretary of HNC at our principal executive offices no less than 60 days and no more than 90 days before the first anniversary of the 2001 annual meeting. If the annual meeting in 2002 is more than 30 days before or more than 60 days after the first anniversary of the 2001 annual meeting, then stockholders must give us notice of any proposal no more than 90 days and no less than 60 days before the meeting or 10 days after we publicly announce the date of the meeting. The stockholder's notice must specify, as to each proposed matter: (a) a description of the business and reason for conducting the business at the meeting; (b) the name and address as they appear on our books of the stockholder proposing the business, or the name of the beneficial holder or other party on whose behalf the proposal is made; (c) the class and number of shares of our common stock owned by the stockholder or beneficial holder or other party on whose behalf the proposal is made; and (d) any material interest in the matter of the stockholder or beneficial holder or other party on whose behalf the proposal is made. Stockholders can obtain a copy of our bylaws from us. The bylaws are also on file with the Securities and Exchange Commission. The proxy holders will vote all proxies received for the annual meeting in 2002 according to their judgment on all stockholder proposals that we receive after March 22, 2002.

                         COMPLIANCE UNDER SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 of the Securities Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. The SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during 2000, except that Sean M. Downs filed one late Form 4 reporting the exercise of options to purchase 21,250 shares and the sale of those shares, and Kenneth J. Saunders filed one late Form 4 reporting the exercise of options to purchase 8,984 shares and the sale of 6,541 of those shares.

                                 OTHER BUSINESS

The board does not intend to bring any other business before the meeting, and, so far as is known to the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the proxy holders. A matter is considered properly brought before the 2001 annual meeting if it we receive notice of the matter in the manner provided in our bylaws. Under our bylaws, notice must be delivered to the Secretary of HNC at our principal executive offices no later than March 26, 2001.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                                        APPENDIX


            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                                HNC SOFTWARE INC.

I.      PURPOSE

        The purpose of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of HNC Software Inc. (the "COMPANY") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

        - monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors, and the Company's financial and senior management;

        - review and evaluate the independence and performance of the Company's independent auditors; and

        - facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board.

        The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

        While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.     MEMBERSHIP

        All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two (2) members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three (3) or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "INDEPENDENT" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "RULES"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.    MEETINGS

        Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee and the Committee shall generally attempt to meet at least once during each quarter, usually shortly prior to the public announcement of the Company's financial results for the preceding quarter. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV.     RESPONSIBILITIES AND DUTIES

        The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement and modify them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1. Review the Company's quarterly financial information attached to each of its quarterly earnings press releases and review the Company's annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

2. In connection with the Committee's review of the annual financial statements:

        - Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

        - Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. In connection with the Committee's review of the quarterly financial statements, the Committee will:

        - Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

        - Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

        - Discuss any review by the independent auditors of contracts entered into during the quarter in question.

4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

5. Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

6. At least once each fiscal year, consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

7. Review the independence and performance of the independent auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

10.     Review the independent auditors' audit plan.

11. Approve the fees and other significant compensation to be paid to the independent auditors.

12. Review the status of any legal matters that could have a significant impact on the Company's financial statements in connection with the Committee's quarterly review of the Company's financial statements.

13. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

14. Maintain minutes of meetings of the Committee and periodically report to the Board of Directors on significant matters related to the Committee's responsibilities.

15. Review and reassess the adequacy of the Committee's charter at least annually. Submit the charter to the Company's Board of Directors for review and include a copy of the charter as an appendix to the Company's proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

16. Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

17. Review the fairness of any proposed material transaction between the Company and any officer, director or other member of management of the Company (or any business known to the Committee to be significantly owned or controlled by any officer, director or other member of management of the Company), excluding transactions that are subject to review by the Compensation Committee of the Board, and make recommendations regarding such transactions to the Board.

18. Review the Company's code of ethical conduct and any reports that summarize the Company's monitoring of compliance with its code of ethical conduct.

                                HNC SOFTWARE INC.

                           2001 EQUITY INCENTIVE PLAN

                            AS ADOPTED APRIL 10, 2001

      1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

      2.    SHARES SUBJECT TO THE PLAN.

            2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,400,000 Shares plus Shares that are subject to:
(a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

            2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or in the event of a change in the corporate structure, capitalization or a dividend of property affecting the value of the Company's Shares, then appropriate adjustments may be made by the Board in (a) the number of Shares reserved for issuance under this Plan, (b) the number of Shares that may be granted pursuant to Section 3 below, (c) the Exercise Prices of and number of Shares subject to outstanding Options, and (d) the number of Shares subject to other outstanding Awards will be proportionately adjusted in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

      3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 700,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

      4.    ADMINISTRATION.

            4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

      (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

      (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

      (c)   select persons to receive Awards;

      (d)   determine the form and terms of Awards;

      (e) determine the number of Shares or other consideration subject to Awards;

      (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

      (g)   grant waivers of Plan or Award conditions;

      (h)   determine the vesting, exercisability and payment of Awards;

      (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

      (j)   determine whether an Award has been earned; and

      (k) make all other determinations necessary or advisable for the administration of this Plan.

            4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

            4.3 Exchange Act Requirements. The Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors.

      5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

            5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

            5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

            5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

            5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that: the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

            5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

            5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

      (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

      (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

            5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

            5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

            5.9 Modification, Extension or Renewal. Subject to the provisions of Section 21, the Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

            5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

      6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

            6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

            6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 100% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

            6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine. The total amount of Shares subject to combined Restricted Stock Awards under this Section 6 and Stock Bonus Awards under Section 7 shall not exceed 10% of the total Shares approved for award under this Plan.

      7.    STOCK BONUSES.

            7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

            7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

            7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including

Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

            7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

      8.    PAYMENT FOR SHARE PURCHASES.

            8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

      (a)   by cancellation of indebtedness of the Company to the Participant;

      (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

      (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid adverse accounting consequences and imputation of income under Sections 483 and 1274 of the Code.

      (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

      (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

            (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

            (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

            (f)   by any combination of the foregoing.

                  8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

      9.    WITHHOLDING TAXES.

            9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

            9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

      10.   PRIVILEGES OF STOCK OWNERSHIP.

            10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

            10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding;

provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

      11.   TRANSFERABILITY.

            11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

            11.2 All Awards other than NQSOs. All Awards other than NQSOs shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

            11.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant; (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

      12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

      13. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

      14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

      15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

      17.   CORPORATE TRANSACTIONS.

            17.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

            17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

            17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

      18. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date the Plan is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

      19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. The Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

      20. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

      21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

      22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

            "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

            "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

            "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

            "BOARD" means the Board of Directors of the Company.

            "CODE" means the Internal Revenue Code of 1986, as amended.

            "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

            "COMPANY" means HNC Software Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

            "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

            "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

      (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination (if such day is a trading day) as reported in The Wall Street Journal, and, if such date of determination is not a trading day, then on the last trading day prior to the date of determination;

      (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

      (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

      (d) if none of the foregoing is applicable, by the Committee in good faith.

            "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

            "OUTSIDE DIRECTOR" means any director who is both a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Code Section 162(m).

            "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

            "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            "PARTICIPANT" means a person who receives an Award under this Plan.

            "PLAN" means this HNC Software Inc. 1995 Equity Incentive Plan, as amended from time to time.

            "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

            "SEC" means the Securities and Exchange Commission.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

            "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

            "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                  DETACH HERE

                                     PROXY

                               HNC SOFTWARE INC.

                 Annual Meeting of Stockholders - May 21, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints John Mutch and Kenneth J. Saunders, or either of them, as proxies each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of stock of HNC Software Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card at the Annual Meeting of Stockholders of HNC Software Inc. (the "Meeting") to be held on Monday, May 21, 2001 at 10:00 a.m. local time, at the Company's world-wide headquarters located at 5935 Cornerstone Court West, San Diego, California and at any adjournment or postponement thereof.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-----------                                                          -----------
SEE REVERSE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------



HNC SOFTWARE INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

                                  DETACH HERE

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

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. The election of five directors, each to serve                                                        FOR    AGAINST    ABSTAIN
   until the next annual meeting of stockholders and             2. To approve our 2001 Option plan     [ ]      [ ]        [ ]
   until his successor has been elected and qualified               covering 1,400,000 shares of
   or until his earlier resignation, death or                       common stock.
   removal. At the meeting, our board of directors
   intends to present the following nominees for                                                        FOR    AGAINST    ABSTAIN
   election as directors:                                        3. To ratify the selection of          [ ]      [ ]        [ ]
                                                                    PricewaterhouseCoopers LLP as our
                                                                    independent accountants for 2001.

   Nominees: (01) Edward K. Chandler, (02) Thomas F. Farb,       4. To transact any other business that may
             (03) Alex W. Hart, (04) David Y. Chen and              properly come before the meeting or any
             (05) John Mutch                                        adjournment or postponement of the meeting.

             FOR                             WITHHELD
             ALL   [ ]                [ ]    FROM ALL
          NOMINEES                           NOMINEES

[ ]
   ------------------------------------------------------         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]
(Instruction: to withhold authority to vote for any
individual nominee write that nominee's name on the space
provided above.)

                                                                  These items of business are more fully described
                                                                  in the attached proxy statement. Only stockholders
                                                                  of record at the close of business on April 2,
                                                                  2001 are entitled to notice of and to vote at the
                                                                  meeting or any adjournment or postponement of the
                                                                  meeting.


                                                                  Please sign exactly as your name(s) appear(s) on
                                                                  this Proxy. If shares of stock stand of record in
                                                                  the names of two or more persons or in the name of
                                                                  husband and wife, whether as joint tenants or
                                                                  otherwise, both or all of such persons should sign
                                                                  this Proxy. If shares of stock are held of record
                                                                  by a corporation, this Proxy should be executed by
                                                                  the president or vice president and the secretary
                                                                  or assistant secretary. Executors, administrators
                                                                  or other fiduciaries who execute this Proxy for a
                                                                  deceased stockholder should give their full title.
                                                                  Please date this Proxy.


Signature:                              Date:               Signature:                              Date:
          -----------------------------      --------------           -----------------------------      ----------------